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                                   EXHIBIT 21
                         SUBSIDIARIES OF THE REGISTRANT

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                                                            State of
                Name of Entity                            Incorporation            Subsidiary of What Entity
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Ingenix, Inc.                                             Delaware            UnitedHealth Group Incorporated
Ovations, Inc.                                            Delaware            United HealthCare Services, Inc.
Specialized Care Services, Inc.                           Delaware            United HealthCare Services, Inc.
Unimerica, Inc.                                           Delaware            United HealthCare Services, Inc.
Uniprise, Inc.                                            Delaware            United HealthCare Services, Inc.
UnitedHealth Networks, Inc.                               Delaware            United HealthCare Services, Inc.
UnitedHealthcare, Inc.                                    Delaware            United HealthCare Services, Inc.
UnitedHealth Capital, Inc.                                Delaware            United HealthCare Services, Inc
United HealthCare Services, Inc.                          Minnesota           UnitedHealth Group Incorporated
UnitedHealthcare International, Inc.                      Delaware            UnitedHealth Group Incorporated
United HealthCare Insurance Company                       Connecticut         UnitedHealth Group Incorporated

United HealthCare of Alabama, Inc.                        Alabama             United HealthCare Services, Inc.
United HealthCare of Arizona, Inc.                        Arizona             United HealthCare Services, Inc.
United HealthCare of Arkansas                             Arkansas            United HealthCare Services, Inc.
United HealthCare of California, Inc.                     California          MetraHealth Care Management Corporation
United HealthCare of Colorado, Inc.                       Colorado            MetraHealth Care Management Corporation
United HealthCare of Florida, Inc.                        Florida             United HealthCare Services, Inc.
United HealthCare of Georgia, Inc.                        Georgia             United HealthCare Services, Inc.
United HealthCare of Illinois, Inc.                       Delaware            United HealthCare Services, Inc.
United HealthCare of Kentucky, Ltd.                       Kentucky            United HealthCare Services, Inc.
United HealthCare of Louisiana, Inc.                      Louisiana           United HealthCare Services, Inc.
United HealthCare of Mississippi, Inc.                    Mississippi         United HealthCare Services, Inc.
United HealthCare of Nevada, Inc.                         Nevada              United HealthCare Services, Inc.
United HealthCare of New England, Inc.                    Rhode Island        United HealthCare Services, Inc.
UnitedHealthcare of New Jersey, Inc.                      New Jersey          MetraHealth Care Management Corporation
UnitedHealthcare of New York, Inc.                        New York            MetraHealth Care Management Corporation
UnitedHealthcare of North Carolina, Inc.                  North Carolina      United HealthCare Services, Inc.
United HealthCare of Ohio, Inc.                           Ohio                United HealthCare Services, Inc.
United HealthCare of Oregon, Inc.                         Oregon              United HealthCare Services, Inc.
United HealthCare of Tennessee, Inc.                      Tennessee           United HealthCare Services, Inc.
United HealthCare of Texas, Inc.                          Texas               United HealthCare Services, Inc.
United HealthCare of Utah                                 Utah                United HealthCare Services, Inc.
United HealthCare of Virginia, Inc.                       Virginia            United HealthCare Services, Inc.
United HealthCare of Washington, Inc.                     Washington          United HealthCare Services, Inc.
UnitedHealthcare of Wisconsin, Inc.                       Wisconsin           United HealthCare Services, Inc.
United HealthCare of the Mid-Atlantic, Inc.               Maryland            United HealthCare Services, Inc.
United HealthCare of the Midlands Network, Inc.           Nebraska            United HealthCare Services, Inc.
United HealthCare of the Midlands, Inc.                   Nebraska            United HealthCare Services, Inc.
United HealthCare of the Midwest, Inc.                    Missouri            United HealthCare Services, Inc.
UnitedHealthCare Plans of Puerto Rico, Inc.               Puerto Rico         United HealthCare Services, Inc.
United HealthCare Service Corp.                           New York            United HealthCare Services, Inc.

The Ovations Press, Inc.                                  Delaware            Ovations, Inc.

National Benefit Resources, inc.                          Minnesota           Specialized Care Services, Inc.
United Resource Networks, Inc.                            Delaware            Specialized Care Services, Inc.
Coordinated Vision Care, Inc.                             Delaware            United HealthCare Services, Inc.
Dental Benefit Providers, Inc.                            Delaware            United HealthCare Services, Inc.
United Behavioral Health                                  California          United HealthCare Services, Inc.

Clarite, LLC                                              Delaware            United HealthCare Insurance Company

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MetraHealth Care Management Corporation                   Delaware            United HealthCare Insurance Company
The MetraHealth Employee Benefits Company, Inc.           Connecticut         United HealthCare Insurance Company
United HealthCare Insurance Company of Illinois           Illinois            United HealthCare Insurance Company
United HealthCare Insurance Company of New York           New York            United Healthcare Insurance Company
United HealthCare Insurance Company of Ohio               Ohio                United HealthCare Insurance Company

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